Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alberton Acquisition Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 6, 2018	/s/ Bin (Ben) Wang
Bin (Ben) Wang
Chief Executive Officer
(Principal executive officer)

Date: December 6, 2018	/s/ Keqing (Kevin) Liu
Keqing (Kevin) Liu
Chief Financial Officer
(Principal financial and accounting officer)